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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):

                      January 12, 1999 (December 31, 1998)


                             CONEXANT SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


        Delaware                   000-24923                   25-1799439
     (State or other              (Commission               (IRS Employer
     jurisdiction of              File Number)              Identification No.)
     incorporation)


  4311 Jamboree Road, Newport Beach, California             92660-3095
   (Address of principal executive offices)                 (Zip code)



Registrant's telephone number, including area code:    (949) 483-4600



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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.   Other Events.

          On December 31, 1998, Rockwell International Corporation ("Rockwell"), then the sole shareowner of Conexant Systems, Inc. ("Registrant"), distributed all of the outstanding shares of common stock, par value $1 per share, of Registrant, including the preferred share purchase rights associated with such common stock (collectively, "Conexant Common Stock"), to the holders of shares of common stock, par value $1 per share, of Rockwell. Registrant began operations as an independent, separately traded, publicly-held company on January 1, 1999.

          The Distribution was made without the payment of any consideration or the exchange of any shares by Rockwell's shareowners. In the Distribution, Rockwell shareowners received one share of Conexant Common Stock for every two shares of Rockwell common stock owned on December 11, 1998. Ownership of Conexant Common Stock was registered in book-entry form and each Rockwell shareowner will receive a stock distribution statement indicating the number of full shares of Conexant Common Stock that has been credited to the shareowner.

          In connection with the Distribution, Registrant and Rockwell entered into a Distribution Agreement, an Amended and Restated Employee Matters Agreement and a Tax Allocation Agreement, which are filed herewith as Exhibits 2.1, 2.2 and 2.3, respectively.

          As previously announced by Rockwell, Rockwell received a ruling from the Internal Revenue Service that the Distribution will be tax-free to Rockwell shareowners for United States federal income tax purposes, except to the extent cash is received by a Rockwell shareowner in lieu of a fractional share of Conexant Common Stock.

          In connection with the Distribution, Conexant Common Stock was registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended. "When-issued" trading in Conexant Common Stock commenced on the Nasdaq Stock Market, Inc. National Market System ("Nasdaq") on December 9, 1998 under the trading symbol "CNXTV". Conexant Common Stock began trading "regular way" on Nasdaq on January 4, 1999 under the trading symbol "CNXT".


                              (Page 2 of 5 Pages)

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          The Distribution is more fully described in Registrant's Information
Statement dated December 2, 1998 (the "Information Statement"), which constitutes part of Registrant's Registration Statement on Form 10, as amended (File No. 000-24923). The Information Statement, which was mailed to Rockwell shareowners, also contains financial statements and other information regarding Registrant and its business.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.


(c) Exhibits.

         2.1 Distribution Agreement dated as of December 31, 1998 by and between Rockwell International Corporation and Conexant Systems, Inc.

         2.2 Amended and Restated Employee Matters Agreement dated as of December 31, 1998 by and between Rockwell International Corporation and Conexant Systems, Inc.

         2.3 Tax Allocation Agreement dated as of December 31, 1998 by and between Rockwell International Corporation and Conexant Systems, Inc.

         4.1 Rights Agreement dated as of November 30, 1998 by and between Conexant Systems, Inc. and ChaseMellon Shareholder Services, L.L.C., as Rights Agent, filed as Exhibit 4.3 to Registrant's Registration Statement on Form S-8 (Registration No. 333-68755), is hereby incorporated by reference.

         99.1 Restated Certificate of Incorporation of Conexant Systems, Inc., filed as Exhibit 4.1 to Registrant's Registration Statement on Form S-8 (Registration No. 333-68755), is hereby incorporated by reference.

         99.2 Amendment, adopted January 4, 1999, to By-Laws of Conexant Systems, Inc.

         99.3       Amended By-Laws of Conexant Systems, Inc.


                              (Page 3 of 5 Pages)

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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                             CONEXANT SYSTEMS, INC.
                                                   (Registrant)


                                             By   /s/ Dennis E. O'Reilly
                                                --------------------------
                                                Dennis E. O'Reilly
                                                Senior Vice President,
                                                 General Counsel and
                                                 Secretary

Dated:  January 12, 1999


                              (Page 4 of 5 Pages)

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                                  EXHIBIT INDEX

                                                                  Sequentially
Exhibit                                                             Numbered
Number                             Description                        Page
------                             -----------                        ----

 2.1 Distribution Agreement dated as of December 31, 1998 by and between Rockwell International Corporation and Conexant Systems, Inc.

 2.2 Amended and Restated Employee Matters Agreement dated as of December 31, 1998 by and between Rockwell International
       Corporation and Conexant Systems, Inc.

 2.3 Tax Allocation Agreement dated as of December 31, 1998 by and between Rockwell International Corporation and Conexant Systems, Inc.

 4.1 Rights Agreement dated as of November 30, 1998 by and between Conexant Systems, Inc. and ChaseMellon Shareholder Services, L.L.C., as Rights Agent, filed as Exhibit 4.3 to Registrant's Registration Statement on Form S-8 (Registration No. 333-68755), is hereby incorporated by reference.

99.1   Restated Certificate of Incorporation of Conexant Systems,
       Inc., filed as Exhibit 4.1 to Registrant's Registration
       Statement on Form S-8 (Registration No. 333-68755), is hereby incorporated by reference.

99.2   Amendment, adopted January 4, 1999, to By-Laws of Conexant
       Systems, Inc.

99.3   Amended By-Laws of Conexant Systems, Inc.


                              (Page 5 of 5 Pages)